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                                                                    Exhibit 10.5
                                 MODIFICATION OF NOTE



    This Modification of Note ("Modification"), is dated October 10, 1997, and is by and between ZENITH NATIONAL INSURANCE CORP., a Delaware corporation ("Borrower"), and CITY NATIONAL BANK, a national banking association ("CNB").

A. Borrower executed and delivered to CNB a Promissory Note dated July 1, 1997 in the principal sum of $20,000,000.00 ("Note"), a true and correct copy of which is attached hereto as Exhibit "A."

B. Borrower hereby acknowledges the execution, validity, and enforceability of the Note.

C. Borrower has requested that CNB modify the terms of the Note as set forth below.

    THEREFORE, in consideration of the mutual covenants and agreements set forth and other good and valuable consideration, Borrower and CNB agree as follows:

    1. Paragraph 2 of the Note is amended and restated in its entirety as follows:

         "2. INTEREST. Each Loan shall bear interest from disbursement until due (whether at stated maturity, by acceleration or otherwise), at a rate equal to, at the Borrower's option as indicated on Borrower's Notice of Borrowing/Interest Selection, either (a) for a LIBOR Loan, the sum of the LIBOR Interest Rate plus FORTY HUNDREDTHS OF ONE PERCENT (0.40%) per year, or (b) for a Prime Loan , the fluctuating Prime Rate, minus FIFTY-FIVE HUNDREDTHS OF ONE PERCENT (0.55%) per year, in all cases computed on the basis of a 360 day year, actual days elapsed. A Loan shall be a Prime Loan any time it is not a LIBOR Loan."

    2. This Modification is an amendment only, and not a novation. Except as expressly provided herein, all of the terms and conditions of the Note shall remain unchanged and in full force and effect.

    3. Capitalized terms not defined herein shall have the respective meanings given them in the Note.





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    4.   This Modification constitutes the parties' entire agreement with respect to the subject matter referred to, and supersedes all agreements, representations, warranties, statements and/or understandings pertaining to the subject matter. This Modification may not be amended, altered or modified except by a writing signed by all parties.

    5. This Modification shall become effective only upon receipt by CNB of an executed original.


                        ZENITH NATIONAL INSURANCE CORP.,
                        a Delaware corporation

                        By:  /s/  Stanley R. Zax
                             ____________________________________
                             STANLEY R. ZAX, President and
                             Chairman of the Board


             [Exhibit "A" to Modification of Note is not included.]

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